UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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VIVUS, Inc.
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On June 18, 2013, VIVUS, Inc., or the Company or VIVUS, attended the Wells Fargo Securities Research & Economics 2013 Healthcare Conference and presented the slides attached hereto as Exhibit 1.

Important Additional Information

On June 3, 2013, VIVUS filed a definitive proxy statement and GOLD proxy card with the SEC in connection with the solicitation of proxies for its 2013 Annual Meeting of Stockholders. Stockholders are strongly advised to read VIVUS’s 2013 proxy statement because it contains important information.  Stockholders may obtain a free copy of the 2013 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or VIVUS’s website at www.vivus.com.

Exhibit 1

INNOVATIVE THERAPIES NOVEL PRODUCTS ©2013 VIVUS Inc. All rights reserved | www.vivus.com

FORWARD LOOKING STATEMENT This presentation contains “forward looking” statements that involve risks and uncertainties. These statements typically may be identified by the use of forward looking words or phrases such as “may,” “believe,” “expect,” “forecast,” “intend,” “anticipate,” “predict,” “should,” “planned,” “likely,” “opportunity,” “estimated,” and “potential,” the negative use of these words or other similar words. All forward looking statements included in this document are based on our current expectations, and we assume no obligation to update any such forward looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experiences to differ materially from the anticipated results or other expectations expressed in such forward looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include but are not limited to: (1) our limited commercial experience with Qsymia® in the United States, or U.S.; (2) the timing of initiation and completion of the clinical studies required as part of the approval of Qsymia by the U.S. Food and Drug Administration, or FDA; (3) the response from the FDA to the data that VIVUS will submit relating to post-approval clinical studies; (4) the impact of the indicated uses and contraindications contained in the Qsymia label and the Risk Evaluation and Mitigation Strategy, or REMS, requirements; (5) the impact of distribution of Qsymia through a certified home delivery pharmacy network; (6) our ability to implement the recently FDA approved amendment to the REMS for Qsymia, which allows dispensing through certified retail pharmacies; (7) that we may be required to provide further analysis of previously submitted clinical trial data; (8) the negative opinion of the European Medicines Agency’s, or EMA, Committee for Medicinal Products for Human Use, or CHMP, for the Marketing Authorization Application, or MAA, for Qsymia; (9) whether healthcare providers, payors and public policy makers will recognize the significance of the new AACE guidelines; (10) our ability to successfully commercialize Qsymia or establish partnerships for avanafil or Qsymia; (11) the ability of our partners to maintain regulatory approvals to manufacture and adequately supply our products to meet demand; (12) our history of losses and variable quarterly results; (13) substantial competition; (14) risks related to the failure to protect our intellectual property and litigation in which we may become involved; (15) uncertainties of government or third-party payor reimbursement; (16) our reliance on sole source suppliers; (17) our reliance on third parties and our collaborative partners; (18) our failure to continue to develop innovative investigational drug candidates and drugs; (19) risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA or foreign authority regulations; (20) our ability to demonstrate through clinical testing the safety and effectiveness of our investigational drug candidates; (21) the timing of initiation and completion of clinical trials and submissions to foreign authorities; (22) the results of post-marketing studies are not favorable; (23) compliance with post-marketing regulatory standards is not maintained; (24) the volatility and liquidity of the financial markets; (25) our liquidity and capital resources; (26) our expected future revenues, operations and expenditures; and (27) other factors that are described from time to time in our periodic filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 26, 2013 (as amended by Form 10-K/A, filed with the SEC on April 30, 2013 and by Form 10-K/A, filed with the SEC on June 12, 2013) and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the SEC on May 8, 2013. ©2013 VIVUS Inc. All rights reserved | www.vivus.com 1

INVESTMENT HIGHLIGHTS Biopharma company with two FDA approved products in markets with high potential Qsymia, the first FDA approved once-daily oral medication for chronic obesity that has demonstrated average weight loss of >10% based on placebo-adjusted data* Obesity is the most prevalent medical condition and represents a large market opportunity Qsymia is safe and efficacious * Obesity (2011) DOI:10.1038/oby.2011.330; The Lancet (2011) DOI:10.1016/S0140-6736(11)60205-5; Completers Analysis Since launch, double digit Qsymia prescription growth 97% quarter-over-quarter prescription growth (4Q2012 to 1Q2013) Recent REMS modification to allow access via certified retail pharmacies Removes a significant barrier to Qsymia commercialization Simplifies prescribing and dispensing Improving reimbursement Qsymia now covered for plans following ESI and Medco National Formularies Pharmacoeconomic publication to drive additional reimbursement decisions and tools STENDRA, next generation PDE5 inhibitor for Erectile Dysfunction with fast onset of action ©2013 VIVUS Inc. All rights reserved | www.vivus.com 2

INNOVATIVE THERAPIES; NOVEL PRODUCTS Two approved products in high potential markets: Qsymia® for chronic weight management STENDRA™ for erectile dysfunction ©2013 VIVUS Inc. All rights reserved | www.vivus.com 3

QSYMIA PRESCRIBING INFORMATION ©2013 VIVUS Inc. All rights reserved | www.vivus.com 4

QSYMIA MAGNITUDE OF EFFECT PIVOTAL 1-YEAR STUDIES: WEIGHT LOSS OVER TIME (OBSERVED/ITT DATA) ©2013 VIVUS Inc. All rights reserved | www.vivus.com 5 Study 1 (EQUIP1) Study 2 (CONQUER2) Time (Week) Time (Week) 56 ITT-LOCF 56 ITT-LOCF All observed data; *p<0.0001 vs placebo; ‡p<0.0001 vs. Qsymia Mid or Low The most commonly observed side effects in controlled clinical studies, 5% or greater and at least 1.5 times placebo, include paraesthesia, dizziness, dysgeusia, insomnia, constipation, and dry mouth. SOURCE: (1) Obesity (2011) doi:10.1038/oby.2011.330; (2) www.thelancet.com Published online April 11, 2011 DOI:10.1016/S0140-6736(11)60205-5 Placebo Qsymia Top * *‡ * *‡ 5 6 24 30 37 18 6 Week 56 Data in lbs. Week 56 Data in lbs.

QSYMIA CONSISTENCY OF EFFECT ©2013 VIVUS Inc. All rights reserved | www.vivus.com 6 *Dvorak, R., Peterson, C., Day, W. Application of Proposed Treatment Algorithm (PTA) Improves the Benefit/Risk Profile of Phentermine Plus Extended-Release Topiramate (PHEN/TPM ER) Presented at The Obesity Society 30th Annual Scientific Meeting, Sep-2012 - San Antonio; Data on file, VIVUS, Inc.

BENEFICIAL EFFECTS OF WEIGHT LOSS WITH QSYMIA

VIVUS®



Mid Dose
Favors Qsymia
Favors Placebo
Top Dose
Favors Qsymia
Favors Placebo
Systolic BP
Diastolic BP
hs-CRP
Fibrinogen
TChol:HDL
Triglycerides
ALT
Waist circumference
HbA1c
Fasting glucose
Fasting insulin
HOMA-IR
Apnea Hypopnea Index
IWQOL total
-1
-0.5
0
0.5
-1
-0.5
0
0.5
Placebo subtracted effect size
Placebo subtracted effect size

ITT-LOCF; Effect size calculated as mean change divided by SD

©2013 VIVUS Inc. All rights reserved | www.vivus.com

SOURCE: Data on file, VIVUS, Inc.

7

VIVUS HAS RECENTLY ACHIEVED IMPORTANT MILESTONES FOR QSYMIA Increases in prescriptions, prescribers & patients Publication of pharmacoeconomic data (Mar-2013) Medco coverage of Qsymia (Apr-2013) Approval of REMS modification to allow access via certified retail pharmacies (Apr-2013) Veterans Administration coverage of Qsymia (Apr-2013) AACE Diabetes Management Algorithm includes anti-obesity medications (May-2013) ©2013 VIVUS Inc. All rights reserved | www.vivus.com 8 Permission to use the logos herein has not been sought or obtained from any party

Prescriptions Prescribers Patients Launch thru Mar-2013 89,548 14,914 39,529 Source: VIVUS, Inc. Data on file – 31-Mar-2013 Q-o-Q Growth % 97% STEADY GROWTH IN QSYMIA PRESCRIPTIONS, PRESCRIBERS & PATIENTS 9

REMS MODIFICATION (APR-2013) ALLOWS QSYMIA DISTRIBUTION VIA RETAIL CHANNEL Removes a significant barrier to Qsymia commercialization Simplifies prescribing and dispensing Availability in thousands of certified retail pharmacies expected by mid-Jul-2013 ©2013 VIVUS Inc. All rights reserved | www.vivus.com 10 Permission to use the logos herein has not been sought or obtained from any party

RETAIL IMPLEMENTATION PLAN ON TRACK FOR MID-JULY 2013 Execute wholesaler distribution agreements Build distribution network Build and validate REMS-compliant databases Enroll, train and certify pharmacies (chain/independent) Ship to distribution centers Stock thousands of certified pharmacies ©2013 VIVUS Inc. All rights reserved | www.vivus.com 11

QSYMIA COVERED BY LARGEST PBM; REDUCES OUT-OF-POCKET COSTS

medco®
MAKING MEDICINE SMARTER.™

EXPRESS SCRIPTS®

- Qsymia now covered for plans following the Medco national formulary
  - ➢ESI/Medco: largest U.S. Pharmacy Benefit Manager (PBM)
  - ➢Manages pharmacy benefit for 64.3MM U.S. lives*
- Tier 3; Prior Authorization
- Co-pay: ~$50 - $60, depending on benefit design

*HealthLeaders InterStudy (Jul-2012)

©2013 VIVUS Inc. All rights reserved | www.vivus.com

Permission to use the logos herein has not been sought or obtained from any party 12

QSYMIA INSURANCE PLAN COVERAGE IS GROWING ~36% of U.S. Commercial Lives have access to Qsymia at Tier 3 or better with a co-pay of $75.00 or less for most patients* Early success with both national and regional PBMs and health plans YE 2013 Goal: 50% *Source: HealthLeaders (Jul-2012); Data on File, VIVUS, Inc. ©2013 VIVUS Inc. All rights reserved | www.vivus.com 13

QSYMIA COVERED BY VA; REDUCES OUT-OF-POCKET COSTS FOR VETERANS Qsymia now available for 3.3 million Veterans Administration (VA) patients for $9.00 copay Prevalence of obesity: ~40% Criteria for Use (CFU) consistent with Qsymia label 1st U.S. government entity to grant access to Qsymia Conservative institution; evidence-based medicine http://www.pbm.va.gov/clinicalguidance/drugmonographs/PhenterminTopiramateMonograph.pdf http://www.va.gov/healthbenefits/cost/copays.asp ©2013 VIVUS Inc. All rights reserved | www.vivus.com 14 Permission to use the logos herein has not been sought or obtained from any party

AACE DIABETES MANAGEMENT ALGORITHM 2013 INCLUDES ANTI-OBESITY MEDICATIONS Obesity categorized as a medical condition warranting treatment Obesity management and FDA-approved anti-obesity medications now recommended for: Prediabetes Diabetes Dyslipidemia Hypertension Inclusion of weight loss medications as first-line therapy along with lifestyle modification Primary Care Physicians refer to AACE guidelines ©2013 VIVUS Inc. All rights reserved | www.vivus.com 15

AACE TREATMENT GUIDELINES INCLUDE ANTI-OBESITY MEDICATIONS Reprinted with permission from American Association of Clinical Endocrinologists. Garber AJ, Abrahamson, MJ, Brazilay JI, et al. AACE Comprehensive Diabetes Management Algorithm. Endocr Pract. 2013;19:327-336 16

PUBLICATION OF PHARMACOECONOMIC DATA HELPS REIMBURSEMENT 10%-15% weight loss = gross per capita savings of ~$6,000-$13,000 over 10 years With ~11.2 million Medicare patients who are obese or overweight with at least one weight-related comorbidity, lifetime savings could total billions of dollars Study highlighted that weight loss produced by Qsymia® demonstrated durability over two-year treatment period ©2013 VIVUS Inc. All rights reserved | www.vivus.com 17 Permission to use the logos herein has not been sought or obtained from any party

Educate Physicians; Engineer Patient Starts Broaden Reimbursement Expand to Retail Pharmacies DTC & Expand PCP Reach BUILDING THE QSYMIA FRANCHISE ©2013 VIVUS Inc. All rights reserved | www.vivus.com 18 Launch Time Rx Growth

VIVUS CONTINUES TO EXECUTE ON ITS PLAN FOR QSYMIA 2013 Remaining Qsymia Goals Continue to build brand awareness among healthcare providers and patients Improve access through certified retail pharmacies Continue to expand insurance coverage Initiate DTC campaign to activate consumers Continue discussions with major pharmaceutical companies to expand commercialization efforts (PCP) ©2013 VIVUS Inc. All rights reserved | www.vivus.com 19

QSYMIA HAS A STRONG PATENT POSITION VIVUS has issued patents that protect Qsymia into mid-2020 Four issued US patents listed in the Orange Book European patent validated in 19 countries Patents in Canada and Australia If approved, market exclusivity in the EU may be available for 10 years, outside of any patent protections Pending patents in the US, Europe, Asia and elsewhere may provide additional protection Lifecycle plan in development seeking to extend product exclusivity beyond 2020 ©2013 VIVUS Inc. All rights reserved | www.vivus.com 20

STENDRA: PARTNERING FOR VALUE ©2013 VIVUS Inc. All rights reserved | www.vivus.com

STENDRA™ PRESCRIBING INFORMATION ©2013 VIVUS Inc. All rights reserved | www.vivus.com 22

STENDRA™ Highly selective PDE5i with rapid onset Positive CHMP recommendation (Apr. 26, 2013) Opportunity to commercialize in the US and EU EC decision expected Jun-2013 Manufacturing technology transfer underway Partnering discussions in progress ©2013 VIVUS Inc. All rights reserved | www.vivus.com 23

VIVUS IS WELL-CAPITALIZED TO EXECUTE ON ITS STRATEGY $360MM of new financing secured in the last three months to execute commercialization of Qsymia $250MM Convertible Senior Unsecured Notes (May 21, 2013) Capped call brings effective conversion price to $20.00 $110MM synthetic capped royalty financing (Mar. 26, 2013) $50MM drawn as of Jun-2013 $60MM remaining through Dec. 31, 2013 $406MM of pro forma cash and short-term investments at Mar. 31, 2013 reflecting recent financings ©2013 VIVUS Inc. All rights reserved | www.vivus.com 24

VIVUS INVESTMENT HIGHLIGHTS Two FDA-approved products Making significant progress in building the obesity category and Qsymia brand Educating physicians Expanding reimbursement Improving access (REMS modification) Growing Qsymia prescriptions Strong Balance Sheet ©2013 VIVUS Inc. All rights reserved | www.vivus.com 25

IMPORTANT ADDITIONAL INFORMATION On June 3, 2013, VIVUS filed a definitive proxy statement and GOLD proxy card with the SEC in connection with the solicitation of proxies for its 2013 Annual Meeting of Stockholders. Stockholders are strongly advised to read VIVUS’s 2013 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2013 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or VIVUS’s website at www.vivus.com. ©2013 VIVUS Inc. All rights reserved | www.vivus.com 26

INNOVATIVE THERAPIES NOVEL PRODUCTS ©2013 VIVUS Inc. All rights reserved | www.vivus.com